

SilverBow Resources Corporate Presentation

May 2023

SilverBow
RESOURCES®

Forward-Looking Statements







THE PRESENTATION MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, services costs, impact of inflation, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project," "should" and similar expressions, although not all forward-looking statements, contain such identifying words. Although SilverBow Resources, Inc. (the "Company") believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: further actions by the members of the Organization of the Petroleum Exporting Countries, Russia and other allied producing countries with respect to oil production levels and announcements of potential changes in such levels; risks related to recently completed acquisitions and integration of these acquisitions; volatility in natural gas, oil and NGL prices; ability to obtain permits and government approvals; our borrowing capacity, future covenant compliance; cash flow and liquidity, including our ability to satisfy our short- or long-term liquidity needs; amount, nature and timing of capital expenditures; timing, cost and amount of future production of oil and natural gas; availability and cost for transportation and storage of oil and natural gas; general economic and political conditions, including inflationary pressures, interest rates, a general economic slowdown or recession, instability in financial institutions, political tensions and war; the severity and related duration of world health events, including health crises and pandemics and disruptions and operational challenges; our ability to execute on strategic initiatives; risk management activities, including hedging strategy; counterparty and credit market risk; pending legal and environmental matters, including potential impacts on our business related to climate change and related regulations; actions by third parties, including customers, service providers and shareholders; current and future governmental regulation and taxation of the oil and natural gas industry; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2022 ("Form 10-K"), and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements. We undertake no obligation to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of the presentation or to reflect the occurrence of unanticipated events, except as required by law.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk. The reserves shown herein as of 3/31/23 are prepared by the Company's internal reserve engineers and have not been reviewed by our independent reserve engineering firm.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP.

THIS PRESENTATION includes information regarding our PV-10 as of 3/31/23. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow RESOURCES®

SilverBow Investment Highlights

Pure Play E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeatable execution and financial discipline

Long-term strategy remains intact with multiple playbooks for the future

Company Overview

SilverBow RESOURCES®

Strategic Aim
Targeted Results

SilverBow is an independent oil and gas company with operations spanning all commodity phase windows of the Eagle Ford and Austin Chalk in South Texas


Legend
SilverBow Acreage
Fayette
Colorado
Gonzales
Lavaca
De Witt
Karnes
Atascosa
La Salle
Live Oak
McMullen
Webb

Corporate Profile

- **DISCIPLINE** — Ability to allocate capital across a diversified commodity base
- **EXECUTION** — Track record of solid well results and free cash flow generation
- **PRICING** — Infrastructure proximity to favorable Gulf Coast markets
- **EFFICIENCY** — Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** — Balance sheet provides financial and operational flexibility
- **LEADERSHIP** — Proven management team with substantial experience in the play

NYSE Symbol	SBOW
Market Capitalization(1)	$539 million
Enterprise Value(1)	$1.2 billion
PDP PV-10 Value(2)	$2.3 billion
1Q23 Production	304 MMcfe/d
1Q23 Production Mix	66% Gas
3/31/23 Proved Reserves(2)	2,156 Bcfe
% Proved Developed	42%
Net Acreage(3)	180,000

Committed to delivering financial and operational excellence

(1) Refer to Appendix for calculation of Market Capitalization and Enterprise Value
(2) PV-10 based on SilverBow's unaudited reserves and SEC pricing as of 3/31/23
(3) Acreage position as of 4/15/23

ESG Embedded Across Our Business

SilverBow's corporate culture demonstrates commitment to our people and the communities in which we operate. We call it the SBOWay!

- ✓ *Released inaugural ESG disclosure report in 2022, aligned with SASB and select GRI governance disclosures*
- ✓ *Inaugural Sustainability Report to be released in 2Q23, which will include expanded ESG disclosures*
- ✓ *Continuous emphasis on improving and optimizing acquired assets aligned with SilverBow's high standards*
- ✓ *Recognized as a Top Workplace by the Houston Chronicle for third consecutive year!*

TOP WORK PLACES 2020 HOUSTON CHRONICLE | TOP WORK PLACES 2021 HOUSTON CHRONICLE | TOP WORK PLACES 2022 HOUSTON CHRONICLE

SilverBow RESOURCES®

ENVIRONMENT

Responsibly reducing environmental footprint through sustainable operations

- ✓ Identifying methods by which to reduce emissions, especially methane, throughout asset base
- ✓ Implementing various continuous monitoring and process improvements
- ✓ Minimizing water usage by planning design volumes and monitoring the volumes via multiple meter
- ✓ Reviewing flaring efficiencies

SOCIAL

Maintaining a safe and inclusive workplace and community

- ✓ Workforce safety: 2022 TRIR of 0.09
- ✓ Supporting professional and personal development through continuing education, training and wellness programs
- ✓ Investing in local communities through job creation and "SBOW Cares" initiatives, volunteering and charitable donations
- ✓ Commitment to an inclusive work environment with diversity of skill, viewpoints, backgrounds, experience and demographics

GOVERNANCE

Preserving and enhancing governance practices to improve stakeholder value

- ✓ Full Board retains responsibility for ESG oversight
- ✓ Diverse and experienced Board with recent expansion to 9 directors; 89% independent, 22% gender diverse
- ✓ ~99% support in 2022 among shareholders for Say on Pay
- ✓ Annual compliance by all directors, officers and employees

Our approach to ESG aligns with our strategy of delivering long-term shareholder value

Note: SASB = Sustainable Accounting Standards Board; GRI = Global Reporting Initiative; TRIR = Total Recordable Incident Rate

2023 Oil Development Program Unchanged

SBOW
LISTED
NYSE

RECENT HIGHLIGHTS

Differentiated Growth Strategy

- *1Q23 total production of 304 MMcfe/d; 35% increase Y/Y*
- *1Q23 oil production of 11.4 MBoe/d; 138% increase Y/Y*
- *FY23 total production expected to increase ~25% Y/Y*

Operational Efficiencies

- *Rig move cycle times >25% faster YTD; $17 per foot drilling cost savings realized in Atascosa (focus of 1Q drilling program)*
- *1Q23 stages per day increased 25% vs. FY22 average*
- *Exceeded 89% pumping efficiency on recent pad – new Co. record*

D&C Costs

- *Overall D&C costs down 10% YTD*
- *Expecting further cost relief on dayrates and steel through 2023*

Oil Development Program

- *Two rig oil development program continues as planned*
- *Liquids production to comprise 40%-50% of YE23 mix*
- *FY23 oil production expected to increase ~100% Y/Y*

Balance Sheet

- *1Q23 leverage ratio of 1.4x, liquidity of $218MM*
- *Maintained $775 million borrowing base*

SilverBow's Long-Term Strategy

ROBUST GROWTH

~25%
Annual production & EBITDA growth

0.5 Bcfe/d
Key scale target

Deliver differentiated growth through the drill-bit and acquisitions while living within cash flow

PORTFOLIO EXPANSION

10+ Yrs
Premium inventory life

50/50
Oil/gas production mix

Maintaining over a decade of high return locations across a balanced commodity mix to maximize future returns

CORPORATE EFFICIENCY

20%+
Return on capital employed

75%+
EBITDA margin

Relentless focus on low-cost structure and G&A per Mcfe delivers best-in-class cash margins and ROCE across commodity cycles

BALANCE SHEET STRENGTH

<1.0x
Leverage target

2026
Nearest debt maturity

Extended debt maturity runway provides optionality to paydown debt, re-invest towards growth and return cash to shareholders

Multi-year strategy holds through cycles and drives differentiated shareholder value

SBOW LISTED NYSE

Disciplined 2023 Budget

Objectives

2-RIG OIL DRILLING PROGRAM

~90% of 2023 D&C budget drives oil production 100% higher Y/Y and maximizes cash flows

DEVELOP, DELINEATE & OPTIMIZE

Enhance cost synergies from acquisitions. Strong performance from oily Austin Chalk wells presents inventory upside

REMAIN FLEXIBLE

Core tenet of strategy. Leaning into oil for near-term, while monitoring Webb County for gas ramp into 2024+

Capital Budget



Central Oil
Eastern Extension
Western Condensate
Webb County Gas
Facilities, Land & Other
14%
9%
10%
25%
42%
$450-$475 MM

2Q23 Preview

OPERATIONS

2 rigs focused on Central Oil & Eastern Extension

~14 net wells drilled in the quarter, all located on oily acreage

CAPEX

~$110-$115MM in Capex

D&C costs inflation abating, trending lower versus 2H22 levels

GAS TAKEAWAY

Limited incremental takeaway capacity in Webb County (gas)

Deferring Webb Co. pads to YE23 as new capacity comes online

FY23 Outlook

PRODUCTION

~25% growth Y/Y driven by liquids

Liquids to comprise 40%-50% of total production mix in 2H23

CAPEX

2-rig program throughout 2023

Early indications of further cost deflation in 2H23

CASH FLOW

~90% hedged on gas production protects cash flow

Increased oil mix to drive higher EBITDA growth in 2H23

Pivot to oil development for 2023 highlights SBOW's balanced commodity strategy



Operations Update

10+ Years of Core Premium Inventory

SBOW
LISTED
NYSE



Eastern Extension
Net Acres: 17,000
Gross Drilling Inventory: 119
2023 Capex: $115MM
2023 Net Wells Drilled: 14
Central Oil
Net Acres: 54,000
Gross Drilling Inventory: 209
2023 Capex: $195MM
2023 Net Wells Drilled: 25
Western Condensate
Net Acres: 31,000
Gross Drilling Inventory: 118
2023 Capex: $50MM
2023 Net Wells Drilled: 7
Southern Eagle Ford
Net Acres: 59,000
Gross Drilling Inventory: 21
Webb County Gas
Net Acres: 19,000
Gross Drilling Inventory: 180
2023 Capex: $40MM
2023 Net Wells Drilled: 4
Fayette
Gonzales
Lavaca
Wilson
De Witt
Karnes
Frio
Atascosa
La Salle
McMullen
Live Oak
Webb
SilverBow
Miles
Legend
SilverBow Position
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

Note: Acreage position as of 4/15/23. Gross locations per management estimate as of 3/31/23, includes all reservoir categories
Note: 2023 net wells drilled excludes Non-Operated wells. 2023 capex reflects D&C capital only

Track Record of South Texas Acquisitions


Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Zavala
Frio
Atascosa
Dimmit
La Salle
McMullen
Live Oak
Bee
Webb
Duval
Caldwell
Gonzales
Lavaca
De Witt
SilverBow RESOURCES®
SilverBow
Acquired Assets
Private Co.
Post Oak
Teal
SandPoint
Sundance
Arkoma
Undisclosed
0 12.5 25 50 Miles

Acquisition Highlights[1]

Key Asset Statistic	Private Co.	Post Oak	Teal	SandPoint	Sundance	Arkoma	Undisclosed	Total
Closed Date	Aug-21	Oct-21	Nov-21	May-22	Jun-22	Aug-22	Oct-22	--
Total Consideration ($MM)	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$71 (cash & stock)	~$354 (cash & stock)	~$35 (cash)	~$87 (cash)	~$680 (cash & stock)
Net Acres	848	41,000	17,000	26,600	39,000	500	5,000	~130,000
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~4,650 (May-22)	~11,100 (Jan-22)	~1,480 (Mar-22)	~1,100 (Jun-22)	~25,000
Production Mix	100% gas	39% liquids	71% liquids	30% liquids	84% liquids	100% gas	44% oil	56% liquids
PDP Wells (WI / NRI)	12 (16%/12%)	21 (100%/75%)	111 (56%/42%)	18 (96%/72%)	239 (83%/64%)	6 (80%/75%)	64 (70%/62%)	~470
Net Locations	17	25+ oil / 75+ gas	100+	~44	~155	5	43	~465

(1) Figures based on acquisition announcement

Top Tier Assets Across Balanced Commodity Mix

SBOW
LISTED
NYSE

Recent Gas Well Results

1 Fasken Austin Chalk
4 Well Pad (WCG)
30-day rate: 66 MMcf/d
100% Gas

2 Fasken EF / AC
3 Well Pad (WCG)
30-day rate: 35 MMcf/d
100% Gas

3 La Mesa II
6 Wells (WCG)
30-day rate: 84 MMcf/d
100% Gas

4 Rio Bravo Austin Chalk
Single Well (WCG)
30-day rate: 13 MMcf/d
100% Gas

5 San Roman
2 Wells (WCG)
30-day rate: 28 MMcf/d
100% Gas

6 Otto
Single Well (SEF)
30-day rate: 12 MMcf/d
100% Gas



Sutton
Kimble
Gillespie
Blanco
Travis
Lee
Burleson
Washington
Edwards
Kerr
Kendall
Hays
Bastrop
Austin
Real
Bandera
Comal
Caldwell
Fayette
Guadalupe
Colorado
Bexar
Gonzales
Lavaca
Kinney
Uvalde
Medina
Wilson
De Witt
Jackson
Zavala
Frio
Atascosa
Karnes
Victoria
Goliad
Dimmit
La Salle
McMullen
Live Oak
Bee
Calhoun
Refugio
Aransas
San Patricio
Duval
Jim Wells
Nueces
Kleberg
Jim Hogg
0
15
30
60
Miles

Recent Oil Well Results

1 ARN
4 Well Pad (WC)
30-day rate: 4,308 Boe/d
27% Oil

2 Evans
3 Well Pad (WC)
30-day rate: 2,671 Boe/d
26% Oil

3 Mulholland
3 Well Pad (CO)
30-day rate: 3,673 Boe/d
81% Oil

4 Wye-Warren
3 Well Pad (CO)
30-day rate: 2,098 Boe/d
93% Oil

5 Edmund Tom
3 Well Pad (CO)
30-day rate: 1,905 Boe/d
93% Oil

6 Edmund Tom
2 Well Pad (CO)
30-day rate: 1,228 Boe/d
92% Oil

Uniquely positioned to capitalize on both commodities within the same basin

Note: Acreage position as of 4/15/23

Oil Development

SBOW LISTED NYSE

Map – SilverBow Wells & Offset First 12 Month Cum > 120 Mbo of Oil



First 12 Mo Oil Cum 120+ (Mbo)
SilverBow
Other Operators
SilverBow Recent Wells
Bethune
Edmund Tom
Mulholland
SMR
Briggs Knolle
ARN
SilverBow PDP
Frio
Central Oil
Atascosa
Edmund Tom
Bethune
Mulholland
Western Condensate
Briggs Knolle
La Salle
McMullen
SMR
Live Oak
ARN

Commentary

	Central Oil	Western Condensate
Drilling Locations	209	118
Average Lateral Length	6,200	7,000
Type Curve EUR	315 Mboe	427 Mboe
% Liquids	81%	64%
Average Gross Well Cost ($MM)	$6.3	$6.6

>50% of 2023 capital allocated to accelerating oil development in Central Oil and Western Condensate

Average Daily Production(1)



(MBoe/d)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0
50
100
150
200
250
Producing Days
Bethune
SMR
Edmund Tom
Briggs Knolle
Mulholland
ARN
Average Type Curve

(1) Normalized to 7,500 ft; 3-day moving average

Liquids-Rich Eastern Extension

SBOW LISTED NYSE

Commentary

- ~17,000 net acre consolidated acreage position across DeWitt, Lavaca and Gonzales counties
  - High rate of return Eagle Ford inventory with both SilverBow and offset operators consistently achieving first 12 months cum production > 120 Mbo of oil
- SilverBow plans to bring two wells online in 2Q23 with further delineation planned in 2H23 for Lower Eagle Ford and Austin Chalk

Austin Chalk well in existing acreage produced >130 Mbo in first 12 months adding potential 2nd bench of development in liquids rich assets

Key Asset Statistics

Drilling Locations	119
Average Lateral Length	6,400
Type Curve EUR	510 MBoe
% Liquids	67%
Average Gross Well Cost ($MM)	$7.6

Map – First 12 Month Cum > 120 Mbo of Oil



First 12 Mo Oil Cum 120+ (Mbo)
SilverBow
Other Operators
Fayette
Gonzales
Lavaca
De Witt
Gonzales
Lavaca
DeWitt
Austin Chalk Well
12 Mo Oil Cum ~137 Mbo
SilverBow PDP

Webb County Austin Chalk

Commentary

- Successfully completed over 13 Austin Chalk wells in testing co-development with Eagle Ford and overlying existing production
- 82 locations remain to be developed in Webb County
- Austin Chalk delivering normalized IPs over 11 MMcf/d with recent well results over 20 MMcf/d

Deferring near-term D&C activity to 2024; ample runway for further Austin Chalk development

Map


Webb
FASKEN STATE 202H
FASKEN STATE 203H
FASKEN STATE 204H
FASKEN STATE 205H
FASKEN STATE 206H
FASKEN STATE 207H
RIO BRAVO STATE 201H
FASKEN STATE 201H
RIO BRAVO STATE 202H
LA MESA RANCH 201H
LA MESA RANCH 202H
LA MESA RANCH 203H
SAN ROMAN 201H
5 mi

Key Asset Statistics

Drilling Locations	82
Average Lateral Length	7,500
Type Curve EUR	14-18 Bcfe
% Gas	100%
Average Gross Well Cost ($MM)	$6.4 - $8.3

Daily Production(1)


(MMcf/d)
20
15
10
5
Average Type Curve
0
50
100
150
200
250
Producing Days

(1) Normalized to 7,500 ft; 3-day moving average

Managing Current Operating Environment

SBOW
LISTED
NYSE

Inflation Mitigation Efforts

- Increased scale and consistent activity levels continue to help drive added operational efficiencies
- Rigorous unit cost management and level-loaded vendor partnerships continue to mitigate spot price volatility
- Continued cycle-time improvements in both operational and commercial metrics

Labor Practices

- Continuing to promote a mindset of professionalism at roughneck and roustabout levels. Level-loaded activities drive a selective combination of better-trained employees, critical contractors and service company personnel
- Continue to have employees constitute most of the administrative, petro-technical and managerial positions within SilverBow

Service Company Availabilities

- **Drilling:** Rigs and ancillary services/equipment secured through mid-2023 at SilverBow's discretion
- **Completion**: Frac fleet secured through 2023 based on both terms and performance
- Performance-driven service agreements utilized to leverage and enhance field knowledge and operational skill-sets

Inventory Procurement

- Secured 100% of casing and other tubular goods through '24
- Sourced regional sand along with other out-of-area opportunities
- Proprietary cost management process that forecasts future bottlenecks and ensures a lack of disruptions with competitive, best-in-market unit pricing and overall cost leadership

Mitigating external pressures in dynamic environments with commercial efficiencies



Finance Update

SBOW
LISTED
NYSE

Track Record of Performance

Production



(MMcfe/d)
(% Gas)
375
300
225
150
75
0
100%
90%
80%
70%
60%
213
212
250
226
238
299
315
304
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Actuals
% Gas

Oil & Gas Sales



($MM)
($/Mcfe)
$300
$250
$200
$150
$100
$50
$0
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$70
$99
$151
$130
$183
$242
$199
$140
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Oil & Gas Sales
Per Unit

Adjusted EBITDA Margin



100%
80%
60%
40%
20%
0%
69%
72%
74%
73%
73%
73%
72%
69%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Adj. EBITDA Margin

Adjusted EBITDA



($MM)
($/Mcfe)
$150
$120
$90
$60
$30
$0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$42.8
$57.6
$81.8
$73.9
$85.4
$114.7
$119.1
$111.0
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Adj EBITDA
Per Unit

Efficient operations and high margins contribute to SBOW's success

Built to Deliver Strong Margins

SBOW
LISTED
NYSE

Corporate Cash Margin



($/Mcfe)
$7.50
$6.00
$4.50
$3.00
$1.50
$0.00
$3.19
$1.73
$4.09
$2.59
$4.80
$3.20
$4.99
$3.35
$5.38
$3.34
$5.75
$3.79
$5.70
$3.61
$5.84
$3.46
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Production Expenses
Cash G&A
Interest Expense
Hedged Revenue
Corporate Cash Margin

Pre and Post-Hedge Prices



($/Mcfe)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$3.60
$3.19
$5.08
$4.09
$6.58
$4.80
$6.38
$4.99
$8.44
$5.38
$8.81
$5.75
$6.85
$5.70
$5.11
$5.84
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Pre-Hedge Price per Mcfe
Post-Hedge Price per Mcfe
Adj. EBITDA per Mcfe

Cost efficiencies and proactive hedging support full-cycle profitability and returns

Note: Production Expenses include LOE, T&P and Production Taxes

Access to Premium Gulf Coast Markets

Commentary

- SilverBow's production is uniquely connected to all major Gulf Coast networks, providing operational flexibility and access to premium markets
- Sales to Mexico export markets are accessed through deliveries to Nueva Era at its Webb Hub and Net Mex and Valley Crossing pipelines in the Agua Dulce area
- Enbridge's Valley Crossing and TC Energy's connecting Sur de Texas pipeline provide access to key demand centers and power generation expansion in Mexico
- Connectivity to existing and planned pipelines serving existing and planned LNG capacity on Gulf Coast

Exposure to premium Gulf Coast Markets / Pricing

HSC Consistently Trades at Premium to Other Markets


$1.00
$0.00
($1.00)
($2.00)
($3.00)
($4.00)
HSC
DOM South
Waha
TxOk
Jan-21
Mar-21
May-21
Jul-21
Sep-21
Nov-21
Jan-22
Mar-22
May-22
Jul-22
Sep-22
Nov-22
Jan-23
Mar-23

Map | Key Surrounding Takeaway Infrastructure


SilverBow RESOURCES
Key Surrounding Takeaway Infrastructure
KM Houston Central Plant
Houston Ship Channel
Corpus Christi LNG
Freeport LNG
LNG Export
Freer
Webb Hub
Export to Mexico
EFM Agua Dulce Hub
Mexico
NextDecade LNG
Legend
SilverBow Position
KM Houston Central Plant
Gas Export Facilities
Pipeline Operator Name
Kinder Morgan
DCP Midstream
ETC
NextEra EFM
Enterprise
Copano (Kinder Morgan)
T2 Residue (Targa)
Targa
Nueva Era
Net Mexico
Valley Crossing (Enbridge)
Howard Energy

Source: Equity research, Wood Mackenzie, Enverus, Bloomberg as of 4/20/23

SilverBow Realizes Favorable Pricing

SBOW
LISTED
NYSE

Realized Oil Prices


($/Bbl)
98% of WTI Average Over Last 8 Quarters
(% of WTI)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$0.00
120%
100%
80%
60%
40%
20%
0%
96%
97%
98%
98%
101%
100%
99%
96%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

Realized Gas Prices


($/Mcf)
96% of HH Average Over Last 8 Quarters
(% of HH)
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
120%
80%
40%
0%
104%
103%
97%
100%
102%
95%
84%
85%
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

Near-term gas basis impacted by regional supply / demand; relief expected by YE23

Financial Discipline is Integral to Strategy

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Continued debt paydown**
  - Target leverage ratio <1.0x

De-Levering the Balance Sheet(1)

Significant acquisition activity while maintaining leverage


Conservative Leverage Ratio
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
1.9x
1.7x
1.3x
1.2x
1.4x
1.3x
1.4x
1.4x
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
1Q23

Debt Maturity Schedule(2)

No near-term debt maturities


($MM)
$600
$500
$400
$300
$200
$100
$0
Credit Facility $559
2nd Lien $150
2022
2023
2024
2025
2026

Expect to continue to reduce revolver borrowings and leverage ratio

Note: Borrowing base amount reflects latest redetermination
(1) Total Debt / LTM Adjusted EBITDA for Leverage Ratio
(2) Credit facility drawn and second lien outstanding as of 3/31/23

Active Hedging Program to Protects Returns

SBOW LISTED NYSE

- **Manage commodity price risk through a disciplined risk management program**
  - Maintain a simple hedge portfolio comprised primarily of fixed price swaps and two-way collars
  - Manage potential downside risk to commodity prices while preserving upside optionality
    - Systematically add hedges on a rolling 24-month basis
  - Hedge volumes cover 48% and 91% of estimated 2023 oil and gas production, respectively

Oil Hedging



(Bbls/d)
($/Bbl)
8,000
6,000
4,000
2,000
0
$80.00
$75.00
$70.00
$65.00
$60.00
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q
2023
2024
2025
Swaps
Collars
Three-Way Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

Natural Gas Hedging[1]



(Mcf/d)
($/MMBtu)
200,000
160,000
120,000
80,000
40,000
0
$6.25
$5.50
$4.75
$4.00
$3.25
$2.50
2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2023
2024
2025
Swaps
Collars
Three-Way Collars
Wt Avg Price (Ceiling)
Wt Avg Price (Floor)

Hedging program includes oil, natural gas, NGLs and natural gas basis contracts

Note: Hedge portfolio as of 4/28/23. Refer to Appendix for additional details
(1) The above analysis assumes 1 Mcf equals 1 MMBtu

SBOW
LISTED
NYSE

SilverBow's Value Proposition

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Competitive cost structure with relentless focus on margins and capital efficiency

SilverBow RESOURCES®

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating cash flow with high margins and a leading cost profile



Appendix

2023 Guidance

SBOW LISTED NYSE

	ACTUAL					GUIDANCE	
	2Q22	3Q22	4Q22	FY22	1Q23	2Q23	FY23
Production Volumes:							
Oil (Bbls/d)	4,399	8,491	11,119	7,216	11,362	11,900 - 12,300	13,750 - 15,000
Gas (MMcf/d)	186	210	208	194	200	205 - 215	195 - 205
NGL (Bbls/d)	4,254	6,329	6,750	5,342	5,993	6,800 - 7,200	7,900 - 8,400
Total Reported Production (MMcfe/d)	**238**	**299**	**315**	**270**	**304**	317 - 332	325 - 345
% Gas	*78%*	*70%*	*66%*	*72%*	*66%*	*65%*	*60%*
Product Pricing:							
Crude Oil NYMEX Differential ($/Bbl)	$1.53	$0.37	($0.84)	($3.38)	($3.12)	($4.50) - ($2.50)	NA
Natural Gas NYMEX Differential ($/Mcf)	$0.11	($0.38)	($1.03)	($0.28)	($0.50)	($0.80) - $0.00	NA
Natural Gas Liquids (% of WTI)	36%	36%	29%	34%	30%	26% - 30%	NA
Costs & Expenses:							
Lease Operating Expenses ($/Mcfe)	$0.47	$0.65	$0.65	$0.58	$0.78	$0.70 - $0.74	$0.73 - $0.77
Transportation and Processing ($/Mcfe)	$0.31	$0.35	$0.35	$0.34	$0.42	$0.39 - $0.43	$0.39 - $0.43
Production Taxes (% of Revenue)	5.4%	5.2%	5.8%	5.5%	6.7%	7.0% - 8.0%	6.5% - 7.5%
Cash G&A ($MM)	$4.0	$3.2	$5.4	$16.3	$6.5	$4.5 - $5.0	$19.0 - $20.0

FY23 capital budget range of $450-$475 million

Note: Table represents as-reported figures

Capital Structure & Credit Profile

SBOW
LISTED
NYSE

- **Revolving Credit Facility (due Oct-26)**
  - $775 million borrowing base
  - $559 million outstanding
  - SOFR + 2.75%-3.75%
  - 14 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA <3.0x
- **Second Lien Facility (due Dec-26)**
  - $150 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - 101 through December 2022 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA <3.25x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 22.6 million shares as of 4/28/23

Capitalization

($MM, except per unit amounts)

Share Price (4/28/23)	$23.85
Shares Outstanding (4/28/23) (MM)	22.6
Equity Market Capitalization	**$539.4**
Plus: Revolving Credit Facility[1]	$559.0
Plus: Second Lien[1]	150.0
Less: Cash and Cash Equivalents[1]	(2.2)
Enterprise Value	**$1,246.2**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA[2]	$493	2.5x
EV / Proved Reserves ($/Mcfe)[3]	2,156	$0.58
EV / 1Q23 Production ($/Mcfe/d)	304	$4,102

Credit Statistics	*Multiple*
Total Debt / LTM Adjusted EBITDA[2]	1.4x
Total Debt / PDP Reserves ($/Mcfe)[3]	$0.77
PDP PV-10 / Total Debt[3]	3.2x

Straightforward capital structure with improving metrics

Note: Borrowing base amount reflects latest redetermination
(1) Cash and debt balance as of 3/31/23
(2) LTM Adjusted EBITDA includes $63 million of LTM contributions from closed acquisitions
(3) Reserves and PV-10 as of 3/31/23. PV-10 based on 3/31/23 SEC pricing

Hedging Summary

	2Q 2023 (3 Months)	3Q 2023 (3 Months)	4Q 2023 (3 Months)	1Q 2024 (3 Months)	2Q 2024 (3 Months)	3Q 2024 (3 Months)	4Q 2024 (3 Months)	1Q 2025 (3 Months)	2Q 2025 (3 Months)	3Q 2025 (3 Months)	4Q 2025 (3 Months)
NYMEX HH GAS											
Swaps											
Gas (MMBtu)	3,876,000	4,816,000	3,887,000	2,711,000	7,800,000	7,820,000	7,820,000	900,000	910,000	920,000	920,000
Wt Avg Price	$4.52	$4.57	$4.71	$5.15	$3.95	$4.03	$4.35	$5.01	$4.12	$4.27	$4.70
Collars											
Gas (MMBtu)	12,141,250	11,896,400	12,445,000	7,841,000	2,823,000	2,958,000	2,945,000	5,130,000			
Wt Avg Ceiling	$4.05	$4.23	$4.80	$6.19	$4.91	$5.10	$5.63	$5.32			
Wt Avg Floor	$3.28	$3.43	$3.87	$4.10	$4.05	$4.00	$4.24	$4.00			
Three-Way Collars											
Gas (MMBtu)	310,400	233,100	219,200	198,000	188,000						
Wt Avg Ceiling	$3.01	$2.95	$2.94	$3.37	$3.37						
Wt Avg Floor	$2.54	$2.50	$2.50	$2.50	$2.50						
Wt Avg Subfloor	$2.04	$2.00	$2.00	$2.00	$2.00						
Total (Swaps & Collars)											
Gas (MMBtu)	16,327,650	16,945,500	16,551,200	10,750,000	10,811,000	10,778,000	10,765,000	6,030,000	910,000	920,000	920,000
Wt Avg Price (Ceiling)	$4.14	$4.31	$4.76	$5.88	$4.19	$4.32	$4.70	$5.27	$4.12	$4.27	$4.70
Wt Avg Price (Floor)	$3.56	$3.75	$4.05	$4.34	$3.95	$4.02	$4.32	$4.15	$4.12	$4.27	$4.70
NYMEX WTI OIL											
Swaps											
Oil (Bbls)	494,575	533,980	569,300	227,500	254,050	273,620	256,100				
Wt Avg Price	$80.75	$77.36	$78.26	$80.78	$80.24	$76.89	$75.98				
Collars											
Oil (Bbls)	167,949	118,847	118,242	137,700	33,000			238,500			
Wt Avg Ceiling	$64.89	$72.68	$71.17	$65.86	$60.72			$74.62			
Wt Avg Floor	$53.91	$64.19	$63.39	$51.61	$45.00			$64.00			
Three-Way Collars											
Oil (Bbls)	13,260	9,570	8,970	8,247	7,757						
Wt Avg Ceiling	$64.53	$63.33	$63.35	$67.85	$67.85						
Wt Avg Floor	$55.04	$53.41	$53.38	$57.50	$57.50						
Wt Avg Subfloor	$44.19	$43.08	$43.08	$45.00	$45.00						
Total (Swaps & Collars)											
Oil (Bbl)	675,784	662,397	696,512	373,447	294,807	273,620	256,100	238,500			
Wt Avg Price (Ceiling)	$76.49	$76.32	$76.86	$74.99	$77.73	$76.89	$75.98	$74.62			
Wt Avg Price (Floor)	$73.57	$74.65	$75.41	$69.51	$75.70	$76.89	$75.98	$64.00			
NGL											
Swaps											
NGLs (Bbls)	341,250	345,000	345,000	127,394	127,400	128,800	128,800				
Wt Avg Price	$33.12	$32.91	$32.91	$29.38	$29.39	$29.39	$29.39				
Gas Basis											
Swaps											
HH-HSC (MMBtu)	14,620,000	14,720,000	13,800,000	9,100,000	9,100,000	9,200,000	9,200,000				
Wt Avg Price	($0.24)	($0.21)	($0.23)	($0.01)	($0.32)	($0.28)	($0.31)				

Note: Hedge portfolio as of 4/28/23

Note: The above analysis assumes 1 Mcf equals MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

($000s, except per unit metrics)	2022				2023
	2Q	3Q	4Q	FY	1Q
Net Income / (Loss)	**$88,790**	**$142,541**	**$173,360**	**$340,437**	**$94,492**
Plus:					
DD&A	26,441	41,501	44,886	133,982	43,998
Accretion of ARO	101	166	169	534	224
Interest Expense	7,902	12,173	15,316	41,948	16,745
Loss / (Gain) on Commodity Derivatives, net	22,406	(4,832)	(83,932)	73,885	(92,249)
Realized Gain / Loss on Commodity Dertivatives, net(1)	(66,233)	(84,127)	(33,856)	(212,416)	19,868
Income Tax Expense / (Benefit)	4,366	6,066	1,922	9,600	26,812
Non-cash Equity Compensation	1,667	1,188	1,185	5,086	1,124
Adjusted EBITDA	**$85,440**	**$114,676**	**$119,050**	**$393,056**	**$111,014**
Plus:					
Cash Interest Expense & Bank Fees, Net	(13,448)	(10,481)	(14,293)	(44,038)	(16,434)
Capital Expenditures(2)	(74,469)	(109,975)	(102,702)	(327,504)	(108,033)
Current Income Tax (Expense) / Benefit	(258)	225	207	26	(200)
Free Cash Flow	**($2,735)**	**($5,555)**	**$2,262**	**$21,540**	**($13,653)**
Adjusted EBITDA	**$85,440**	**$114,676**	**$119,050**	**$393,056**	**$111,014**
Plus:					
Pro Forma Contribution From Acquisitions	52,279	8,489	1,886	118,329	-
Adjusted EBITDA for Leverage Ratio	**$137,719**	**$123,165**	**$120,936**	**$511,385**	**$111,014**

Note: Table represents as-reported figures
(1) Amounts relate to settled contracts covering the production months during the period
(2) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

Calculation of Cash General & Administrative Expenses

SBOW LISTED NYSE

($000s, except per unit metrics)	2022				2023
	2Q	3Q	4Q	FY	1Q
General and administrative, net	**$5,709**	**$4,344**	**$6,555**	**$21,395**	**$7,664**
Less:					
Non-cash Equity Compensation	(1,667)	(1,188)	(1,185)	(5,086)	(1,124)
Cash general and administrative, net	**$4,042**	**$3,156**	**$5,370**	**$16,309**	**$6,540**
General and administrative, net (per Mcfe)	**$0.26**	**$0.16**	**$0.23**	**$0.22**	**$0.28**
Less:					
Non-cash Equity Compensation (per Mcfe)	($0.07)	($0.05)	($0.04)	($0.05)	($0.04)
Cash general and administrative, net (per Mcfe)	**$0.19**	**$0.11**	**$0.19**	**$0.17**	**$0.24**

Note: Table represents as-reported figures

Calculation of Return on Capital Employed ("ROCE")

($000s, except per unit metrics) *(Unaudited)*	2022 FY	2021 FY	2020 FY
Net Income / (Loss)	**$340,437**	**$86,759**	**($309,382)**
Plus:			
DD&A	133,982	68,629	64,564
Accretion of ARO	534	306	354
Interest Expense	41,948	29,129	31,228
Write-down of Oil & Gas Properties	-	-	355,948
Derivative (Gain) / Loss	73,885	123,018	(61,304)
Derivative Cash Settlements[(1)]	(212,416)	(73,256)	39,424
Income Tax Expense / (Benefit)	9,600	6,398	20,911
Non-cash Equity Compensation	5,086	4,645	4,557
Adjusted EBITDA	**$393,056**	**$245,628**	**$146,300**
Less: DD&A	(133,982)	(68,629)	(64,564)
Adjusted EBIT (A)	**$259,074**	**$176,999**	**$81,736**
Total Debt	$377,000	$430,000	$479,000
Shareholder's Equity[(2)]	292,532	446,981	395,707
Capital Employed - Beginning of Year	**$669,532**	**$876,981**	**$874,707**
Total Debt	$692,000	$377,000	$430,000
Shareholders' Equity[(2)]	791,579	292,532	446,981
Capital Employed - Year End	**$1,483,579**	**$669,532**	**$876,981**
Average Capital Employed (B)[(3)]	**$1,076,556**	**$773,257**	**$875,844**
Return on Capital Employed (ROCE) (A / B)	**24%**	**23%**	**9%**

Note: Capital Employed - Beginning of Year represents prior year's balance sheet
(1) Includes accruals for settled contracts covering commodity deliveries during the period where the actual cash settlements occur outside of the period
(2) 2020 shareholders' equity excludes write-down of oil and gas properties
(3) B = Average of Beginning of Year and Year-End Capital Employed

SBOWay

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Vice President of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

Chris Denison
Finance Associate
(281) 423-0304
IR@sbow.com